UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2004

Teledyne Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15295 (Commission File Number)	25-1843385 (I.R.S. Employer Identification No.)

12333 West Olympic Boulevard Los Angeles, California		90064-1021
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 893-1600

Not Applicable
(Former name or former address, if changed since last report)

Item 7(c). Exhibit

99	Teledyne Technologies Incorporated Press Release dated April 28, 2004.

Item 9. Information Furnished Under Item 9 – Regulation FD Disclosure and Item 12 – Results of Operations and Financial
Condition

          On April 28, 2004, Teledyne Technologies Incorporated issued the press release attached hereto as Exhibit 99, which is incorporated by reference herein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE TECHNOLOGIES INCORPORATED
By:	/s/ Dale A. Schnittjer
Dale A. Schnittjer
Vice President and Chief Financial Officer

Dated: April 29, 2004

EXHIBIT INDEX

Description

Exhibit No. 99	Teledyne Technologies Incorporated Press Release dated April 29, 2004